                                                                    Exhibit 10.3


                              SETTLEMENT AGREEMENT

      THIS SETTLEMENT AGREEMENT (this "Agreement") is made and entered into as of the 13th day of November, 2001 (the "Effective Date"), by and among CyberCare Technologies, Inc., a Georgia corporation ("CyberCare Technologies"), CyberCare, Inc., f/k/a Cyber-Care, Inc., a Florida corporation ("CyberCare" and collectively with CyberCare Technologies, the "CyberCare Parties"), CardioCommand, Inc., a Florida corporation ("CardioCommand"), and Maynard Ramsey III, a shareholder of CardioCommand, ("Ramsey" and collectively with CardioCommand, the "CardioCommand Parties").

                                    RECITALS:

      WHEREAS, the CyberCare Parties and CardioCommand entered into an Agreement of Purchase and Sale dated February 28, 2001 (the "Original Agreement"), which was amended by that certain First Amendment to Agreement of Purchase and Sale dated April 5, 2001 (the "First Amendment" together with the "Original Agreement", the "Purchase Agreement");

      WHEREAS, Ramsey was intended to be a signatory to the Purchase Agreement, but was inadvertently omitted as a signatory;

      WHEREAS, the parties hereto desire to completely extinguish all of their rights and obligations under the Purchase Agreement and make a full and final resolution of any and all claims, disputed or otherwise, in connection with the Purchase Agreement in exchange for agreements contained herein; and

      WHEREAS, without admitting any liability of any kind, and in order to mitigate any costs or other alleged damages which may arise in connection with the termination of the Purchase Agreement, parties are willing to enter into this Agreement.

      NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                                     TERMS:

1. RECITALS. The foregoing recitals are true and correct and, with any attachments hereto, are incorporated by reference.

2. TERMINATION OF PURCHASE AGREEMENT. The parties hereto agree that simultaneously with the execution of this Agreement and the delivery of the Consideration (as defined herein) and subject to the requirement that CyberCare and CardioCommand consummate the License Agreement (as defined herein) in accordance with Section 4 hereof, they are completely and forever terminating the Purchase Agreement and any and all rights and obligations contained in the Purchase Agreement.

      3. CONSIDERATION. The CyberCare Parties shall make payment to the CardioCommand Parties as follows:


      (a) Simultaneously with the execution hereof, the sum of One Hundred Twenty Five Thousand Dollars ($125,000) ("Cash") by bank check or by wire transfer in immediately available funds; and

      (b) One Hundred Twenty Five Thousand (125,000) shares of CyberCare's restricted voting common stock ("Settlement Shares" together with the Cash, the "Consideration"). The Settlement Shares shall be included in the next registration statement that CyberCare files with the Securities and Exchange Commission. Simultaneously with the execution hereof, the certificate for the Settlement Shares shall be delivered to counsel for CardioCommand.


      4. LICENSE. Within 45 days following the Effective Date, CyberCare and CardioCommand shall enter into a License Agreement in which CyberCare shall license to CardioCommand certain rights to its CyberCare System(TM) on commercially reasonable terms ("License Agreement"). The License Agreement shall provide substantially as follows:


      (a) CyberCare shall grant a non-exclusive license (the "Software License"), which may not be assigned by CardioCommand without CyberCare's consent, which shall not be unreasonably withheld, entitling CardioCommand to utilize CyberCare's Electronic HouseCall Software version 1.2, or the then-current version of Electronic HouseCall(R)Software ("Software") for use with CardioCommand's CloseTouch Companion home workstation ("CTC Units") and CardioCommand's caregiver terminals ("Caregiver Units" and collectively with CTC Units, "Units"):

                  i. With respect to Units utilizing the Software that are connected to CyberCare's virtual private network (the "CyberCare 24 Network(TM)"), for each Unit connected to the CyberCare 24 Network(TM), CyberCare shall be entitled to receive from CardioCommand 85% of its normal published network fee and CardioCommand shall be entitled to receive 15% of CyberCare's normal published network fee collected.

                  ii. With respect to Units utilizing the Software that are not connected to the CyberCare 24 Network(TM), for each such CTC Unit, CardioCommand shall pay to CyberCare a one time Software License fee of $100 and for each such Caregiver Unit utilizing the Software, CardioCommand shall pay to CyberCare a one time Software License fee of $1,000.

      (b) CardioCommand acknowledges and agrees that CyberCare makes no representations that the Software will function with the CTC Units and may require substantial programming modifications to function with the CTC Units, which modifications shall be made by CyberCare, subject to CyberCare's available resources, at CardioCommand's sole expense, at industry software development consulting rates. The Software License shall include, without additional cost, such training as is made available by CyberCare to its own personnel or other personnel contracting for the use of the Software. The training shall include procedures for installation, configuration, and non-programming customization of the Software.


      (c) CardioCommand shall appoint and license CyberCare as CardioCommand's non-exclusive worldwide reseller of the Units, including, without limitation, the right to market, sell, lease, install, service, maintain and support the Units. The prices applicable to the Units to be purchased by CyberCare shall be 85% of CardioCommand's normal published rates for the Units.

      5. MUTUAL RELEASE. In consideration for the mutual settlement of any disputes in connection with the Purchase Agreement, the payment of the Consideration to the CardioCommand Parties, entering into the License Agreement and the other mutual covenants contained herein, the parties provide the following releases to each other:


            (A) RELEASE BY CYBERCARE PARTIES. The CyberCare Parties, jointly and severally, for themselves and their respective heirs, executors, administrators, predecessors, successors, assignors, assignees, insurers, transferors, transferees, attorneys, joint venturers, partners, corporations, affiliates, parent companies, subsidiaries, divisions, officers, directors, shareholders, employees, agents, and representatives, do hereby forever remise, release, satisfy, and forever discharge the CardioCommand Parties and their heirs, executors, administrators, predecessors, successors, assignors, assignees, transferors, transferees, attorneys, joint venturers, partners, corporations, affiliates, parent companies, subsidiaries, divisions, officers, directors, shareholders, employees, and agents, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, liens, damages, judgments, indebtednesses, damages, losses, claims, attorney fees, liabilities and demands of any nature and kind whatsoever, in law or equity, known or unknown (collectively "Claims"), upon or by reason of any matter, cause or thing whatsoever, relating to, arising out of or in connection with the Purchase Agreement or any disputes in connection therewith and any claim made or that could have been made in any litigation, claim, cause of action, arbitration or other proceeding having the Purchase Agreement or any disputes in connection therewith as its basis, except that the foregoing release shall NOT apply to (1) any Claims asserted by third parties or
(2) the obligations and duties of the CardioCommand Parties set forth in this Agreement or the License Agreement.

            (B) RELEASE BY CARDIOCOMMAND PARTIES. The CardioCommand Parties, jointly and severally, for themselves and their respective heirs, executors, administrators, predecessors, successors, assignors, assignees, insurers, transferors, transferees, attorneys, joint venturers, partners, corporations, affiliates, parent companies, subsidiaries, divisions, officers, directors, shareholders, employees, agents, and representatives, do hereby forever remise, release, satisfy, and forever discharge the CyberCare Parties and their heirs, executors, administrators, predecessors, successors, assignors, assignees, transferors, transferees, attorneys, joint venturers, partners, corporations, affiliates, parent companies, subsidiaries, divisions, officers, directors, shareholders, employees, and agents, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, liens, damages, judgments, indebtednesses, damages, losses, claims, attorney fees, liabilities and demands of any nature and kind whatsoever, in law or equity, known or unknown (collectively "Claims"), upon or by reason of any matter, cause or thing whatsoever, relating to, arising out of or in connection with the Purchase Agreement or any disputes in connection therewith and any claim made or that could have been made in any litigation, claim, cause of action, arbitration or other proceeding having the Purchase Agreement or any disputes in connection therewith as its basis, except that the foregoing release shall NOT apply to (1) any Claims asserted by third parties or (2) the obligations and duties of the CyberCare Parties set forth in this Agreement or the License Agreement.


      6. FAIR AND ADEQUATE CONSIDERATION. Each of the parties hereto acknowledges that the consideration given or received in this Agreement is fair and adequate consideration for the covenants, undertakings and forbearances herein made.

      7. COUNTERPARTS. This Agreement may be executed in multiple, original counterparts, each of which counterparts constitute and serve as an original hereof, and together constitute one and the same instrument.

      8. ADVICE. Each party represents and warrants that he, she or it has executed this Agreement based upon his, her or its own knowledge and that each is entitled to the advice of his, her or its respective legal counsel, professionals, consultants and experts of their own choosing.

      9. AUTHORITY. Each party, by their signatures, warrants and represents that they have the authority to so execute and bind themselves and the parties for whom they are acting to the terms and provisions of this Agreement.

      10. REMEDIES. In the event any party to this Agreement breaches any terms hereof, the non-breaching party shall be entitled to damages against the breaching party. Notwithstanding anything to the contrary, the non-breaching party may also seek injunctive relief in an appropriate case. Such action seeking injunctive relief may be filed in a court of competent jurisdiction and shall be determined in a court of law, and not in arbitration.

      11. ATTORNEY FEES AND COSTS. The parties agree that if any party brings an action or arbitration to enforce this Agreement or any of its terms or conditions, the prevailing party in such action or arbitration shall be entitled to receive from the non-prevailing party all costs, fees and expenses incurred in connection with such action or arbitration, including reasonable attorneys' fees, at all pre-trial, trial, and appellate levels and in connection with all such arbitration proceedings.

      12. NO ASSIGNMENT. Each party represents that it has made no assignment of any claims herein released and hereby agrees to indemnify and hold all other parties harmless in the event of any such assignment, whether real or purported.

      13. NO ADMISSION OF LIABILITY. The parties expressly understand and agree that this Agreement is given in full accord and satisfaction of any and all disputed claims under the

Purchase Agreement or that could have been made in connection with any disputes or under the Purchase Agreement and that the terms of this Agreement are not to be construed in any way as an admission of liability on the part of any of the parties.

      14. BINDING UPON HEIRS. This Agreement shall be binding upon each of the parties and their respective heirs, administrators, representatives, executors, predecessors, successors and assigns.

      15. MERGER. This Agreement sets forth the entire Agreement of the parties and fully supersedes any and all prior negotiations, agreements or understandings between the parties hereto pertaining to any disputes that arise in connection with the Purchase Agreement. This Agreement may not be modified or amended, except by a written agreement signed by all the parties hereto.

      16. NONDISCLOSURE. The parties agree to refrain from disclosing the terms of this Agreement to any third party whatsoever, except as may be required in connection with the filing of any tax return, securities filing or similar document necessary to be filed with any governmental authority, the financial accounting of the CyberCare Parties or its affiliates or any securities filing required to be filed by the CyberCare Parties. Notwithstanding anything to the contrary, any party shall be able to make such disclosure as is required pursuant to a lawfully executed subpoena or court order; however, prior to making any such disclosure, the party that is the subject of the subpoena or court order shall provide notice to the other parties' counsel advising them of the subpoena and/or court order so that the opposing party may interpose an objection or other action in the proceedings, if appropriate.

      17. FURTHER ASSURANCES. The parties agree to execute such other and further documents and to otherwise cooperate with the reasonable requests of the other party or their counsel to effectuate the intent of this Agreement.

      18. CHOICE OF LAW. This Agreement shall be interpreted, enforced and governed under the laws of the State of Florida, without regard to conflict of laws principles.

      19. NO WAIVER. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

      20. SEVERABILITY. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

      IN WITNESS THEREOF, this Settlement Agreement is executed as of the date first above written.


CYBERCARE TECHNOLOGIES, INC.


By: /s/ RODGER HOCHMAN
   ---------------------------------
Name:   RODGER HOCHMAN
      ------------------------------------
Its: GENERAL COUNSEL AND SECRETARY
     -------------------------------------


STATE OF FLORIDA              )
                              )  ss.
COUNTY OF   PALM BEACH        )

      The foregoing instrument was acknowledged before me this 13th day of November, 2001 by Rodger Hochman, the Secretary of CyberCare Technologies, Inc., WHO IS KNOWN TO ME or produced _________________ as identification.

      WITNESS my hand and official seal.

      My commission expires: JULY 4, 2005       /s/ SUSAN BRADY
                             -------------      ------------------------------
                                                Notary Public

CYBERCARE, INC.


By: /s/ RODGER HOCHMAN
   ---------------------------------
Name:  RODGER HOCHMAN
      ------------------------------
Its: SR. VP AND GENERAL COUNSEL
     -------------------------------


STATE OF FLORIDA              )
                              )  ss.
COUNTY OF   PALM BEACH        )

      The foregoing instrument was acknowledged before me this 13th day of November, 2001 by Rodger Hochman, the Sr. Vice President of CyberCare, Inc., WHO IS KNOWN TO ME or produced _________________ as identification.

      WITNESS my hand and official seal.

      My commission expires: JULY 4, 2005       /s/ SUSAN BRADY
                             -------------      ------------------------------
                                                Notary Public

CARDIOCOMMAND, INC.


By: /s/ MAYNARD RAMSEY, III
   -----------------------------------
Name: MAYNARD RAMSEY, III
      --------------------------------
Its: PRESIDENT
     ---------------------------------


STATE OF FLORIDA              )
                              )  ss.
COUNTY OF   Hillsborough      )

      The foregoing instrument was acknowledged before me this 13th day of November, 2001 by Maynard Ramsey, III, the President of CardioCommand, Inc., who is known to me or produced _________________ as identification.

      WITNESS my hand and official seal.

      My commission expires: NOVEMBER 3, 2005         /s/ THOMAS P MCNAMARA
                           ---------------------      ---------------------
                                                      Notary Public

/s/ MAYNARD RAMSEY, III
-------------------------------
MAYNARD RAMSEY, III


STATE OF Florida                    )
                                    )  ss.
COUNTY OF   Hillsborough            )

      The foregoing instrument was acknowledged before me this 13th day of November, 2001 by Maynard Ramsey, III who is known to me or produced _________________ as identification.

      WITNESS my hand and official seal.

      My commission expires: NOVEMBER 3, 2005         /s/ THOMAS P MCNAMARA
                            --------------------      -----------------------
                                                      Notary Public